INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
INCOME TAX [Abstract]
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 1,948,393	$ 1,178,571	$ 1,322,219
Effect on tax incentive / holiday	(982,104)	(726,615)	(645,720)
Non-deductable expense	213,878	126,771	542,531
Income tax expenses	$ 1,180,167	$ 578,727	$ 1,219,030